UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 6, 2011

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0-2585 (Commission File Number)	62-0183370 (I.R.S. Employer Identification No.)

104 Nowlin Lane - Suite 101, Chattanooga, Tennessee (Address of principal executive offices)	37421 (zip code)

Registrant's telephone number, including area code (423) 510-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

The Dixie Group, Inc. will present its investor presentation on January 7, 2011.

The information attached as Exhibit 99.1 hereto supersedes the investor presentation previously furnished on Form 8-K dated November 4, 2010, and is being furnished pursuant to Item 7.01; such information, including the information excerpted below in this Item 7.01, shall not be deemed to be "filed" for any purpose.

These updated investor presentation materials may be found on the Company's website at www.thedixiegroup.com.

Significant disclosure information includes:

Under “current business conditions” slide
For the 4th quarter of 2010 vs. prior year:

•	Commercial sales up 26% with tile sales up 98%

•	Residential sales up nearly 22% with Dixie Home up 55%

•	Dixie Group sales up 24% with all brands showing growth

•	We feel the industry will show marginal improvement for the 4th quarter
For the year of 2010 vs. prior year:

•	Commercial sales up nearly 5% with tile sales up 32%

•	Residential sales up nearly 18% with Dixie Home up 40%

•	Dixie Group sales up 13% with all brands showing growth
The industry was up 0.3% through the 3rd quarter of 2010

Under the second “current business conditions” slide
•Though we see a slow recovery in the housing sector ...

•	We are less dependent than the industry upon new construction … we are driven by resale and remodel of existing homes and commercial facilities

•	Actions to consolidate facilities, make organizational changes and cut expenses have positioned us for a return to profitability …
•And we anticipate positive operating results in the 4th quarter of 2010
•Raw material costs most likely will increase in 2011 …

•	But the industry has a history of successfully passing along price increases to cover those costs

Under the “outlook” slide
Though the market has been difficult, we are encouraged by:

•	Continued signs of recovery in the commercial sector

•	Despite slow recovery in the residential sector, we have seen improvement of higher end goods in the luxury market

•	Positive market reception to our new products:

•	Masland and Fabrica Wool Collections up 30% in 2010

•	Masland Avenue - new technology with a woven look

•	Stainmaster ® value products have been well accepted

•	Durasilk (polyester) has grown dramatically

•	Modular Carpet Tile is taking market share

•	Successful realignment of our organizational structure

•	Having invested significantly in our capabilities for future growth … we can now take advantage of market conditions as they improve

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits
(99.1)    Presentation Materials, January 7, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2011	THE DIXIE GROUP, INC.
/s/ Jon A. Faulkner Jon A. Faulkner Chief Financial Officer